SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)	May 22, 2006

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA

(Address of principal executive offices)

26034

(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (304) 387-8300

N/A

(Former name or former address, if changed since last report)

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.             Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 22, 2006, the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Speakeasy Gaming of Fremont, Inc., Presque Isle Downs, Inc., MTR-Harness, Inc., Jackson Racing, Inc. and Scioto Downs, Inc. (each a wholly-owned subsidiary of the Registrant), Jefferies & Company, Inc. (“Jefferies”) and Wells Fargo Securities, LLC (“Wells Fargo”) entered into a Purchase Agreement (the “Agreement”) which provides for the purchase of $125,000,000 aggregate principal amount of the Registrant’s 9% Senior Subordinated Notes due 2012, Series A (the “Subordinated Notes”) by Jefferies and Wells Fargo from the Registrant pursuant to Rule 144A as promulgated under the Securities Act of 1933, as amended. The transactions contemplated by the Purchase Agreement were consummated and the Subordinated Notes were issued on May 25, 2006. The Subordinated Notes are guaranteed by the wholly-owned subsidiaries of the Registrant listed above. The Subordinated Notes are subject to the terms of an Indenture dated May 25, 2006, executed by the Registrant, the wholly-owned subsidiaries of the Registrant listed above as guarantors, and Wells Fargo Bank, N.A. as Trustee. The maturity date of the Subordinated Notes is June 1, 2012. The Subordinated Notes are non-callable for three years and thereafter may be called at the following prices: on or after June 1, 2009, at 104.5%; on or after June 1, 2010, at 102.25%; on or after June 1, 2011, at 100%. The Subordinated Notes and the above-referenced guarantees of such notes are also subject to the terms of a Registration Rights Agreement, dated May 25, 2006, by and among the Registrant, the wholly-owned subsidiaries of the Registrant listed above, Jefferies and Wells Fargo.

Item 9.01.             Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(d)                                 Exhibits:

Exhibit No.	Description

4.1	Indenture dated May 25, 2006, by and between the Registrant, certain of its wholly-owned subsidiaries (as guarantors) and Wells Fargo Bank, N.A. (including forms of the Note and the Guarantee).

4.2	Purchase Agreement dated May 22, 2006, by and among the Registrant, certain of its wholly-owned subsidiaries (as guarantors of the Registrant), Jefferies and Wells Fargo.

4.3

Registration Rights Agreement dated May 25, 2006, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., Speakeasy Gaming of Fremont, Inc., Jackson Racing, Inc. and MTR-Harness, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Chief Financial Officer

Date: May 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated May 25, 2006, by and between the Registrant, certain of its wholly owned subsidiaries (as guarantors) and Wells Fargo Bank, N.A. (including forms of the Note and the Guarantee).

4.2	Purchase Agreement dated May 22, 2006, by and among the Registrant, certain of its wholly owned subsidiaries (as guarantors of the Registrant), Jefferies and Wells Fargo.

4.3

Registration Rights Amendment dated May 25, 2006, executed by the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc., Scioto Downs, Inc., Speakeasy Gaming of Fremont, Inc., Jackson Racing, Inc. and MTR-Harness, Inc.